UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         April 26, 2006

IPSCO INC.

(Exact name of registrant as specified in its charter)

Canada

001-14568

98-0077354

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:          (630) 810-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 26, 2006, the Corporation issued a news release that it is considering the continuation of its normal course issuer bid that expired on March 15, 2006. The share repurchase initiative will be put to the Corporation’s Boar of Directors at its next meeting of May 4, 2006. A copy of the news release is attached as Exhibit 99.1.

The information in the Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press release of IPSCO Inc. issued April 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO Inc.

Date: April 26, 2006

By:	/s/ Leslie T. Lederer
Vice President, General Counsel &
Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of IPSCO Inc., issued April 26, 2006.